NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 89.8%

Motorola, Inc.†

7,390

$

54,243

Ciena Corp.*†

1,299

30,098

INFORMATION TECHNOLOGY 15.7%

Microchip Technology, Inc.

170

________

5,192

Microsoft Corp.

66,123

$

1,819,044

International Business

Total Information Technology

________

17,651,816

Machines Corp.

13,973

1,656,220

Intel Corp.

63,420

1,362,262

ENERGY 14.6%

Apple, Inc.*

8,046

1,347,222

Exxon Mobil Corp.

50,743

4,471,981

Hewlett-Packard Co.

28,008

1,238,234

Chevron Corp.

20,869

2,068,744

Google, Inc. — Class A*

2,030

1,068,633

ConocoPhillips

16,670

1,573,481

Cisco Systems, Inc.*

42,832

996,272

Schlumberger Ltd.

9,453

1,015,536

Qualcomm, Inc.

19,430

862,109

Occidental Petroleum Corp.

9,000

808,740

Texas Instruments, Inc.†

20,910

588,826

Transocean, Inc.*†

4,564

695,508

Corning, Inc.

24,470

564,033

Apache Corp.†

4,392

610,488

Oracle Corp.*

24,102

506,142

Marathon Oil Corp.

9,960

516,625

Adobe Systems, Inc.*

9,932

391,221

Williams Cos., Inc.

11,924

480,656

Dell, Inc.*†

17,870

390,996

Devon Energy Corp.

3,690

443,390

Electronic Data Systems

Murphy Oil Corp.†

4,476

438,872

Corp.

15,100

372,064

Noble Corp.†

6,302

409,378

Automatic Data Processing,

Hess Corp.

3,140

396,237

Inc.†

8,170

342,323

Halliburton Co.†

7,068

375,099

Fiserv, Inc.*

6,900

313,053

ENSCO International, Inc.†

4,308

347,828

Symantec Corp.*†

15,830

306,310

XTO Energy, Inc.†

3,678

251,980

Yahoo!, Inc.*†

13,810

285,315

EOG Resources, Inc.†

1,460

191,552

JDS Uniphase Corp.*

24,190

274,798

El Paso Corp.

7,550

164,137

Tyco Electronics Ltd.

7,507

268,901

National-Oilwell Varco,

Computer Sciences Corp.*†

5,705

267,222

Inc.*†

1,702

151,001

Juniper Networks, Inc.*†

10,530

233,555

Valero Energy Corp.

3,634

149,648

Linear Technology Corp.†

5,821

189,590

Southwestern Energy Co.*†

3,030

144,258

Analog Devices, Inc.†

5,960

189,349

Baker Hughes, Inc.†

1,374

120,005

Jabil Circuit, Inc.

10,792

177,097

Noble Energy, Inc.†

1,080

108,605

eBay, Inc.*

6,050

165,347

Sunoco, Inc.†

2,348

95,540

EMC Corp*†

10,732

157,653

Consol Energy, Inc.†

660

74,164

Broadcom Corp. — Class

Chesapeake Energy Corp.†

1,068

70,445

A*†

5,674

154,843

Anadarko Petroleum Corp.

904

67,655

Akamai Technologies, Inc.*†

4,213

146,570

Massey Energy Co.

710

66,563

Teradyne, Inc.*

12,940

143,246

Tesoro Corp.†

1,696

33,530

Sun Microsystems, Inc.*†

11,471

124,804

Weatherford International

Nvidia Corp.*†

5,813

108,819

Ltd.*

590

29,258

LSI Logic Corp.*†

16,867

103,563

Peabody Energy Corp.

170

________

14,969

Affiliated Computer Services,

Inc. — Class A*†

1,810

96,817

Total Energy

________

16,385,873

Xerox Corp.

6,168

83,638

CA, Inc.

3,301

76,220

FINANCIALS 12.0%

Cognizant Technology

Bank of America Corp.†

50,310

1,200,900

Solutions Corp. — Class

JPMorgan Chase & Co.

24,180

829,616

A*

2,101

68,304

Citigroup, Inc.†

46,720

783,027

Lexmark International, Inc.*†

1,968

65,790

American International

MEMC Electronic Materials,

Group, Inc.

25,370

671,290

Inc.*

908

55,878

Wells Fargo & Co.†

25,620

608,475

MetLife, Inc.†

11,090

585,219

1

NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Bank of New York Mellon

Prudential Financial, Inc.

10

$

597

Corp.†

15,088

$

570,779

Allstate Corp.

4

182

AFLAC, Inc.†

8,330

523,124

Travelers Cos, Inc.

3

130

Goldman Sachs Group, Inc.†

2,110

369,039

Chubb Corp.†

2

98

Wachovia Corp.†

23,520

365,266

Developers Diversified Realty

American Express Co.†

9,300

350,331

Corp.

2

________

69

ProLogis†

5,744

312,186

Assurant, Inc.†

4,680

308,693

Total Financials

________

13,486,306

Unum Group†

15,080

308,386

NYSE Euronext

6,070

307,506

HEALTH CARE 11.6%

BB&T Corp.†

13,480

306,940

Capital One Financial Corp.†

7,942

301,875

Johnson & Johnson, Inc.

21,440

1,379,450

Cincinnati Financial Corp.†

11,160

283,464

Pfizer, Inc.†

50,660

885,030

Vornado Realty Trust†

3,020

265,760

Merck & Co., Inc.

21,030

792,621

Genworth Financial, Inc. —

Abbott Laboratories

12,980

687,551

Class A

14,720

262,163

Medtronic, Inc.†

13,250

685,687

T. Rowe Price Group, Inc.†

4,354

245,870

Eli Lilly & Co.

14,404

664,889

Ameriprise Financial, Inc.†

6,037

245,525

Gilead Sciences, Inc.*†

11,179

591,928

Hudson City Bancorp, Inc.†

14,239

237,507

Bristol-Myers Squibb Co.

23,671

485,966

Host Hotels & Resorts, Inc.†

16,782

229,074

Becton, Dickinson & Co.†

5,500

447,150

Charles Schwab Corp.

10,960

225,118

Wyeth

9,210

441,712

Fifth Third Bancorp†

21,200

215,816

Medco Health Solutions,

Loews Corp.†

4,591

215,318

Inc.*†

9,257

436,930

Simon Property Group, Inc.†

2,360

212,140

Schering-Plough Corp.†

22,140

435,937

Fannie Mae†

10,690

208,562

Thermo Fisher Scientific,

U.S. Bancorp†

6,750

188,258

Inc.*

7,558

421,207

State Street Corp.

2,820

180,452

Genzyme Corp.*

5,626

405,184

Public Storage†

2,202

177,900

Aetna, Inc.

9,506

385,278

Morgan Stanley

4,824

174,002

Stryker Corp.†

5,669

356,467

CME Group, Inc.†

415

159,024

Cardinal Health, Inc.†

6,828

352,188

Northern Trust Corp.

1,950

133,712

Express Scripts, Inc.*†

5,530

346,842

Equity Residential†

3,290

125,908

Varian Medical Systems,

Washington Mutual, Inc.†

23,600

116,348

Inc.*†

5,977

309,907

Merrill Lynch & Co., Inc.†

3,590

113,839

UnitedHealth Group, Inc.

10,150

266,437

Freddie Mac†

5,030

82,492

Waters Corp.*

3,900

251,550

American Capital Strategies

Biogen Idec, Inc.*†

4,060

226,913

Ltd.*†

3,416

81,198

PerkinElmer, Inc.

7,293

203,110

National City Corp.†

12,451

59,391

Amgen, Inc.*

4,180

197,129

General Growth Properties,

Coventry Health Care, Inc.*†

6,353

193,258

Inc.†

1,400

49,042

St. Jude Medical, Inc.*

4,230

172,922

Huntington Bancshares, Inc.†

7,633

44,042

Mylan Laboratories, Inc.*†

12,890

155,582

First Horizon National Corp.†

5,430

40,345

Forest Laboratories, Inc.*

4,280

148,687

SLM Corp.*†

1,880

36,378

Tenet Healthcare Corp.*†

23,810

132,384

Safeco Corp.†

480

32,237

WellPoint, Inc.*†

2,760

131,542

Countrywide Financial Corp.†

7,131

30,307

Intuitive Surgical, Inc.*

480

129,312

MGIC Investment Corp.†

4,550

27,801

Celgene Corp.*

1,641

104,811

CIT Group, Inc.†

2,950

20,090

Baxter International, Inc.

1,510

96,549

E*Trade Financial Corp.*†

5,546

17,414

McKesson Corp.

1,570

87,779

XL Capital Ltd.†

826

16,983

Covidien Ltd.

1,000

47,890

MBIA, Inc.†

3,512

15,418

IntercontinentalExchange,

Inc.*

120

13,680

2

NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Laboratory Corporation of

CONSUMER STAPLES 8.8%

America Holdings*†

120

$

________

8,356

Procter & Gamble Co.

23,480

$

1,427,819

Wal-Mart Stores, Inc.†

24,210

1,360,602

Total Health Care

________

13,066,135

Coca-Cola Co.

15,390

799,972

CVS Caremark Corp.

19,388

767,183

INDUSTRIALS 9.9%

PepsiCo, Inc.

11,100

705,849

General Electric Co.

82,620

2,205,128

Philip Morris International,

Union Pacific Corp.

8,113

612,531

Inc.†

13,940

688,497

Emerson Electric Co.

11,906

588,752

Altria Group, Inc.

31,372

645,008

Honeywell International, Inc.

11,430

574,700

Costco Wholesale Corp.†

7,540

528,856

Boeing Co.

8,430

554,020

Colgate-Palmolive Co.

7,226

499,317

Lockheed Martin Corp.†

5,553

547,859

Sysco Corp.

14,430

396,969

Burlington Northern Santa Fe

H.J. Heinz Co.

8,090

387,106

Corp.

4,590

458,495

Kraft Foods, Inc. — Class A†

11,290

321,200

Northrop Grumman Corp.

6,810

455,589

Molson Coors Brewing Co.

United Technologies Corp.

7,370

454,729

— Class B†

5,900

320,547

ITT Corporation†

5,730

362,881

Tyson Foods, Inc. — Class A

20,550

307,017

Parker Hannifin Corp.†

4,970

354,460

Dean Foods Co.*†

15,530

304,699

Textron, Inc.

7,260

347,972

Kroger Co.†

6,783

195,825

United Parcel Service, Inc. —

Anheuser-Busch Cos., Inc.

2,330

144,740

Class B

5,310

326,406

Walgreen Co.

1,470

47,790

CH Robinson Worldwide,

Archer-Daniels-Midland Co.

1,342

45,292

Inc.†

4,958

271,897

ConAgra Foods, Inc.

970

18,702

Fluor Corp.

1,458

271,305

SUPERVALU, INC.

300

9,267

Cummins, Inc.

4,046

265,094

Whole Foods Market, Inc.

300

7,107

CSX Corp.

4,140

260,033

Safeway, Inc.†

20

________

571

Goodrich Corp.

5,180

245,843

Eaton Corp.

2,885

245,138

Total Consumer Staples

________

9,929,935

Dover Corp.†

5,033

243,446

Manitowoc Co., Inc.†

6,288

204,549

CONSUMER DISCRETIONARY 7.3%

3M Co.

2,810

195,548

Walt Disney Co.†

25,252

787,863

Caterpillar, Inc.†

2,470

182,335

Comcast Corp. — Class A†

31,460

596,796

Norfolk Southern Corp.†

2,650

166,075

McDonald's Corp.

9,820

552,080

Tyco International Ltd.†

3,520

140,941

Time Warner, Inc.

33,030

488,844

Cooper Industries Ltd. —

Nike, Inc. — Class B†

6,738

401,652

Class A†

3,360

132,720

Johnson Controls, Inc.†

13,780

395,210

Ryder System, Inc.†

1,629

112,206

Omnicom Group, Inc.†

8,500

381,480

Raytheon Co.

1,606

90,386

Carnival Corp.†

11,500

379,040

Jacobs Engineering Group,

TJX Cos., Inc.†

11,958

376,318

Inc.*

840

67,788

Best Buy Co., Inc.†

7,962

315,295

General Dynamics Corp.†

630

53,046

Goodyear Tire & Rubber

Terex Corp.*

1,012

51,986

Co.*†

15,150

270,125

Deere & Co.

540

38,950

Ford Motor Co.*†

53,140

255,603

Southwest Airlines Co.†

870

11,345

Genuine Parts Co.

6,422

254,825

Illinois Tool Works, Inc.†

50

2,375

Amazon.com, Inc.*†

2,880

211,190

L-3 Communications

News Corp. — Class A

13,160

197,926

Holdings, Inc.

2

________

182

VF Corp.†

2,761

196,528

Polo Ralph Lauren Corp.†

2,920

183,318

Total Industrials

________

11,096,710

DIRECTV Group, Inc.*

6,926

179,453

Home Depot, Inc.†

6,820

159,724

Darden Restaurants, Inc.†

4,853

155,005

3

NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Interpublic Group of Cos.,

Pinnacle West Capital Corp.

480

$

________

14,770

Inc.*†

16,530

$

142,158

Hasbro, Inc.†

3,545

126,627

Total Utilities

________

4,012,668

Coach, Inc.*

4,050

116,964

CBS Corp.†

5,580

108,754

MATERIALS 3.2%

Clear Channel

Communications, Inc.

3,050

107,360

Freeport-McMoRan Copper

Lowe's Cos., Inc.†

5,010

103,958

& Gold, Inc.†

5,662

663,530

Kohl's Corp.*†

2,500

100,100

Monsanto Co.

4,780

604,383

GameStop Corp. — Class

Dow Chemical Co.†

12,852

448,663

A*†

2,430

98,172

Newmont Mining Corp.†

7,327

382,176

Macy's, Inc.†

4,820

93,604

United States Steel Corp.

1,665

307,659

Abercrombie & Fitch Co. —

Praxair, Inc.

3,020

284,605

Class A†

1,412

88,504

Nucor Corp.†

2,900

216,543

Target Corp.†

1,710

79,498

PPG Industries, Inc.†

3,188

182,895

IAC/ InterActiveCorp*

2,940

56,683

Ashland, Inc.†

3,155

152,071

Starbucks Corp.*†

3,370

53,044

E.I. du Pont de Nemours and

Marriott International, Inc. —

Co.

2,430

104,223

Class A†

1,920

50,381

Alcoa, Inc.

2,140

76,227

General Motors Corp.†

3,100

35,650

International Paper Co.†

3,080

71,764

Lennar Corp. — Class A†

2,700

33,318

Bemis Co.

2,490

55,826

Harman International

MeadWestvaco Corp.

1,190

28,369

Industries, Inc.

750

31,043

Air Products & Chemicals,

Limited Brands, Inc.†

1,810

30,499

Inc.

160

________

15,818

Starwood Hotels & Resorts

Worldwide, Inc.†

710

28,450

Total Materials

________

3,594,752

Yum! Brands, Inc.†

490

17,194

Whirlpool Corp.†

220

13,581

TELECOMMUNICATION SERVICES 3.1%

Sears Holdings Corp.*†

180

13,259

AT&T, Inc.

47,700

1,607,013

AutoNation, Inc.*†

320

3,206

Verizon Communications,

Snap-On, Inc.

2

104

Inc.†

23,630

836,502

The Gap, Inc.

4

________

67

Embarq Corp.

7,140

337,508

CenturyTel, Inc.†

9,270

329,919

Total Consumer Discretionary

________

8,270,453

Windstream Corp.†

18,526

228,611

Sprint Nextel Corp.†

18,860

________

179,170

UTILITIES 3.6%

Southern Co.†

14,390

502,499

Total Telecommunication Services

________

3,518,723

American Electric Power Co.,

Inc.†

9,910

398,679

Total Common Stocks

Public Service Enterprise

(Cost $86,094,038)

101,013,371

________

Group, Inc.†

7,324

336,391

Duke Energy Corp.

18,253

317,237

SECURITIES LENDING COLLATERAL 23.6%

Xcel Energy, Inc.†

15,660

314,296

Mount Vernon Securities

NiSource, Inc.

17,410

311,987

Lending Trust Prime Portfolio

26,564,882

________

26,564,882

CenterPoint Energy, Inc.

19,000

304,950

Pepco Holdings, Inc.

11,810

302,926

Exelon Corp.

3,280

295,069

Total Securities Lending Collateral

Integrys Energy Group, Inc.†

5,690

289,223

(Cost $26,564,882)

________

26,564,882

Nicor, Inc.†

6,303

268,445

Consolidated Edison, Inc.†

4,862

190,056

Dynegy Inc.*

15,980

136,629

FPL Group, Inc.

450

29,511

4

NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Face

Market

†

All or a portion of this security is on loan at June 30, 2008.

Amount

Value

††

All or a portion of this security is pledged as equity index

REPURCHASE AGREEMENTS 6.8%

swap collateral at June 30, 2008.

Collateralized by obligations of

the U.S. Treasury or U.S.

Government Agencies

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75% due

07/01/08

$

4,898,115 $

4,898,115

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25% due

07/01/08††

2,141,559

2,141,559

Morgan Stanley issued 06/30/08

at 1.70% due 07/01/08

565,167

________

565,167

Total Repurchase Agreements

(Cost $7,604,841)

________

7,604,841

Total Investments 120.2%

(Cost $120,263,761)

$

135,183,094

_________

Liabilities in Excess of Other

Assets – (20.2)%

$

(22,684,227)

_________

Net Assets – 100.0%

$

112,498,867

Unrealized

Contracts

Loss

Futures Contracts Purchased

September 2008 S&P 500 Index

Mini Futures Contracts

(Aggregate Market Value of

Contracts $28,368,613)

443 $

________

(1,542,883)

Units

Equity Index Swap Agreements

Lehman Brothers Finance S.A.

September 2008 S&P 500

Index Swap, Terminating

09/16/08**

(Notional Market Value

$12,903,094)

10,081 $

(327,230)

Goldman Sachs International

June 2008 S&P 500 Index

Swap, Terminating

06/30/2008**

(Notional Market Value

$26,498,985)

20,702

________

(593,877)

(Total Notional Market Value $39,402,079)

$

________

(921,107)

*

Non-Income Producing Security.

**

Total Return based on S&P 500 Index +/- financing at a

variable rate.

5